Exhibit 99.2
LHC GROUP, INC.
2006 EMPLOYEE STOCK PURCHASE PLAN
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LHC GROUP, INC.
2006 EMPLOYEE STOCK PURCHASE PLAN
TABLE OF CONTENTS

Article I — BACKGROUND	1

1.1 Establishment of the Plan	1

1.2 Applicability of the Plan	1

1.3 Purpose	1

Article II — DEFINITIONS	1

2.1 Administrator	1

2.2 Board	1

2.3 Code	1

2.4 Committee	1

2.5 Common Stock	1

2.6 Company	1

2.7 Compensation	1

2.8 Contribution Account	2

2.9 Effective Date	2

2.10 Eligible Employee	2

2.11 Employee	2

2.12 Employer	2

2.13 Fair Market Value	2

2.14 Offering Date	2

2.15 Offering Period	2

2.16 Option	2

2.17 Participant	2

2.18 Plan	2

2.19 Purchase Date	2

2.20 Purchase Price	3

2.21 Request Form	3

2.22 Stock Account	3

2.23 Subsidiary	3

2.24 Trading Date	3
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Article III — ADMINISTRATION	3

3.1 Committee	3

3.2 Action and interpretations By the Committee	3

3.3 Authority of Committee	3

Article IV — ELIGIBILITY AND PARTICIPATION	4

4.1 Eligibility	4

4.2 Participation	4

4.3 Leave of Absence	4

Article V — STOCK AVAILABLE	5

5.1 In General	5

5.2 Adjustment in Event of Changes in Capitalization	5

5.3 Dissolution or Liquidation	5

5.4 Merger or Asset Sale	5

Article VI. — OPTION PROVISIONS	6

6.1 Purchase Price	6

6.2 Calendar Year $25,000 Limit	6

Article VII — PURCHASING COMMON STOCK	6

7.1 Participant’s Contribution and Stock Accounts	6

7.2 Payroll Deductions, Dividends	7

7.3 Automatic Exercise	7

7.4 Listing, Registration, and Qualification of Shares	7

Article VIII – DISCONTINUANCE, WITHDRAWALS AND DISTRIBUTIONS	8

8.1 Discontinuance	8

8.2 Withdrawal of Shares While Employed	8

8.3 Leave of Absence; Transfer of Ineligible Status	8

8.4 Termination of Employment for Reasons Other Than Death	9

8.5 Death	9

Article IX — AMENDMENT AND TERMINATION	9

9.1 Amendment	9

9.2 Termination	9

Article X — MISCELLANEOUS	10

10.1 Registration and Expenses	10

10.2 Employment Rights	10
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10.3 Tax Withholding	10

10.4 Rights Not Transferable	10

10.5 No Repurchase of Stock by Company	10

10.6 Governing Law	10

10.7 Indemnification	10
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LHC GROUP, INC.
2006 EMPLOYEE STOCK PURCHASE PLAN
ARTICLE I
BACKGROUND
     1.1 Establishment of the Plan. LHC Group, Inc. (the “Company”) hereby establishes a stock purchase plan to be known as the “LHC Group, Inc. 2006 Employee Stock Purchase Plan” (the “Plan”), as set forth in this document. The Plan is intended to be a qualified employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.
     1.2 Applicability of the Plan. The provisions of this Plan are applicable only to certain individuals who, on or after the Effective Date (as defined herein), are employees of the Company and its Subsidiaries participating in the Plan. The Committee shall indicate from time to time which of its Subsidiaries, if any, are participating in the Plan.
     1.3 Purpose. The purpose of the Plan is to enhance the proprietary interest among the employees of the Company and its participating Subsidiaries through ownership of Common Stock of the Company.
ARTICLE II
DEFINITIONS
     Whenever capitalized in this document, the following terms shall have the respective meanings set forth below.
     2.1 Administrator. Administrator shall mean the person or persons (who may be officers or employees of the Company) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.
     2.2 Board. Board shall mean the Board of Directors of the Company.
     2.3 Code. Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.
     2.4 Committee. Committee shall mean the committee of the Board described in Article III.
     2.5 Common Stock. Common Stock shall mean the common stock, par value $0.01, of the Company.
     2.6 Company. Company shall mean LHC Group, Inc., a Delaware corporation.
     2.7 Compensation. Compensation shall mean, for any Participant, for any Offering Period, the Participant’s gross base wages for the respective period, including salary and commissions where applicable, but does not include items such as bonuses, overtime pay, non-cash compensation and reimbursement of moving, travel, trade or business expenses.

     2.8 Contribution Account. Contribution Account shall mean the bookkeeping account established by the Administrator on behalf of each Participant, which shall be credited with the amounts deducted from the Participant’s Compensation pursuant to Section 4.2 or Article VII. The Administrator shall establish a separate Contribution Account for each Participant for each Offering Period.
     2.9 Effective Date. Effective Date shall mean January 1, 2006.
     2.10 Eligible Employee. An Employee eligible to participate in the Plan pursuant to Section 4.1.
     2.11 Employee. Employee shall mean an individual employed by an Employer who meets the employment relationship described in Treasury Regulation Sections 1.423-2(b) and Section 1.421-7(h).
     2.12 Employer. Employer shall mean the Company and any Subsidiary designated from time to time by the Committee as an employer participating in the Plan.
     2.13 Fair Market Value. Fair Market Value of a share of Common Stock, as of any designated date, shall mean the closing sales price of the Common Stock on the Nasdaq National Market on such date or on the last previous date on which such stock was traded.
     2.14 Offering Date. Offering Date shall mean the first Trading Date of each Offering Period.
     2.15 Offering Period. Offering Period shall mean the period of time during which offers to purchase Common Stock are outstanding under the Plan. The Committee shall determine the length of each Offering Period, which need not be uniform; provided that no Offering Period shall exceed twenty-four (24) months in length. Until specified otherwise by the Committee, the first Offering Period will be the 6-month period beginning January 1, 2006 and ending June 30, 2006; thereafter Offering Periods will be the 3-month periods beginning January 1, April 1, July 1 and October 1 of each year, commencing July 1, 2006. No voluntary payroll deductions shall be solicited until after the effective date of a registration statement on Form S-8 filed under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan.
     2.16 Option. Option shall mean the option to purchase Common Stock granted under the Plan on each Offering Date.
     2.17 Participant. Participant shall mean any Eligible Employee who has elected to participate in the Plan under Section 4.2.
     2.18 Plan. Plan shall mean the LHC Group, Inc. 2006 Employee Stock Purchase Plan, as amended and in effect from time to time.
     2.19 Purchase Date. Purchase Date shall mean the last Trading Date of each Offering Period.

     2.20 Purchase Price. Purchase Price shall mean the purchase price of Common Stock determined under Section 6.1.
     2.21 Request Form. Request Form shall mean an Employee’s authorization either in writing on a form approved by the Administrator or through electronic communication approved by the Administrator which specifies the Employee’s payroll deduction in accordance with Section 7.2, and contains such other terms and provisions as may be required by the Administrator.
     2.22 Stock Account. Stock Account shall mean the account established by the Administrator on behalf of each Participant, which shall be credited with shares of Common Stock purchased pursuant to the Plan and dividends thereon (which may be reinvested in shares of Common Stock), until such shares are distributed in accordance with Article VIII of the Plan.
     2.23 Subsidiary. Subsidiary shall mean any present or future corporation which is a “subsidiary corporation” of the Company as defined in Code Section 424(f).
     2.24 Trading Date. Trading Date shall mean a date on which shares of Common Stock are traded on the Nasdaq National Market or any other national securities exchange.
     Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.
ARTICLE III
ADMINISTRATION
     3.1 Committee. The Plan shall be administered by a Committee appointed by the Board (which Committee shall consist of at least two directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. Unless otherwise designated by the Board, the Compensation Committee of the Board of Directors of the Company shall serve as the Committee administering the Plan.
     3.2 Action and Interpretations By the Committee. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s determinations on the foregoing matters shall be conclusive and binding upon all persons. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any affiliate, the Company’s or an affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.
     3.3 Authority of Committee. Subject to the express provisions of the Plan, the Committee has the exclusive power, authority and discretion to:
     (a) interpret and construe any and all provisions of the Plan;

     (b) adopt rules and regulations for administering the Plan,;
     (c) make all other determinations necessary or advisable for administering the Plan;
     (d) adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or any participating Subsidiary may operate, in order to assure the viability of the benefits of Awards granted to Participants located in such other jurisdictions and to meet the objectives of the Plan.
ARTICLE IV
ELIGIBILITY AND PARTICIPATION
     4.1 Eligibility. All Employees shall be eligible to participate in the Plan as of the later of:
     (a) the first Offering Date that occurs at least three months following the Employee’s most recent date of hire by an Employer; or
     (b) the Effective Date.
     On each Offering Date, Options will automatically be granted to all Employees then eligible to participate in the Plan; provided, however, that no Employee shall be granted an Option for an Offering Period if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary. For purposes of this Section, the attribution rules of Code Section 424(d) shall apply in determining stock ownership of any Employee. If an Employee is granted an Option for an Offering Period and such Employee does not participate in the Plan for such Offering Period, such Option will be deemed never to have been granted for purposes of applying the $25,000 annual limitation described in Section 6.2.
     4.2 Participation. An Eligible Employee having been granted an Option under Section 4.1 may submit a Request Form to the Administrator to participate in the Plan for such Offering Period. The Request Form shall authorize a regular payroll deduction from the Employee’s Compensation for the Offering Period, subject to the limits and procedures described in Article VII. A Participant’s Request Form authorizing a regular payroll deduction shall remain effective from Offering Period to Offering Period until amended or canceled under Section 8.1.
     4.3 Leave of Absence. For purposes of Section 4.1, an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first 90 days of such leave, or for such longer period of time that his or her entitlement to return to work is protected by statute or agreement with the Employer, if applicable. For purposes of this Plan, such individual’s employment with the Employer shall be deemed to terminate at the close of business on the 90th day of the leave, unless the individual has returned to regular employment with an Employer before the close of business on such 90th day or his entitlement to return to work is protected by statute or agreement with the employer. Termination of any individual’s leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual’s employment with the Employer for all purposes of the Plan.
ARTICLE V
STOCK AVAILABLE
     5.1 In General. Subject to the adjustments in Sections 5.2 and 5.3, an aggregate of 250,000 shares of Common Stock shall be available for purchase by Participants pursuant to the provisions of the Plan. These shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Company. If an Option under the Plan expires or terminates for any reason without having been exercised in whole or part, the shares subject to such Option that are not purchased shall again be available for subsequent Option grants under the Plan. If the total number of shares of Common Stock for which Options are exercised on any Purchase Date exceeds the maximum number of shares then available under the Plan, the Administrator shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable; and the balance of the cash credited to Participants’ Contribution Accounts shall be distributed to the Participants as soon as practicable.
     5.2 Adjustment in Event of Changes in Capitalization. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company’s capitalization, or other distribution with respect to holders of the Company’s Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 5.1, so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event; provided, however, that in no event shall any adjustment be made that would cause any Option to fail to qualify as an option pursuant to an employee stock purchase plan within the meaning of Section 423 of the Code.
     5.3 Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Purchase Date (the “New Purchase Date”), and shall terminate immediately prior to the consummation of the dissolution or liquidation, unless otherwise provided by the Committee. The Company shall notify each Participant, at least ten(10) business days prior to the New Purchase Date, that the next Purchase Date has been changed to the New Purchase Date and that the Participant’s Option shall be exercised automatically on the New Purchase Date, unless the Participant has withdrawn from the Offering Period, as provided in Section 8.1 hereof, prior to the New Purchase Date.
     5.4 Merger or Asset Sale. In the event of a reorganization, merger, or consolidation of the Company with one or more corporations in which the Company is not the surviving corporation (or survives as a direct or indirect subsidiary of such other constituent corporation or its parent), or upon a sale of substantially all of the property or stock of the Company to another corporation, then, in the discretion of the Committee, (i) each outstanding Option shall be assumed, or an equivalent option substituted, by the successor corporation or its parent, or (ii) the Offering Period then in progress shall be shortened by setting a New Purchase Date, which shall be before the date of the proposed transaction. If the Committee sets a New Purchase Date, the

Company shall notify each Participant, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date has been changed to the New Purchase Date and that the Participant’s Option shall be exercised automatically on the New Purchase Date, unless the Participant has withdrawn from the Offering Period, as provided in Section 8.1 hereof, prior to the New Purchase Date. In lieu of the foregoing, the Committee may terminate the Plan in accordance with Section 9.2.
ARTICLE VI
OPTION PROVISIONS
     6.1 Purchase Price. The Purchase Price of a share of Common Stock purchased for a Participant pursuant to each exercise of an Option shall be the Designated Percent of the Fair Market Value of a share of Common Stock on the Purchase Date.
     Until otherwise provided by the Committee, the Designated Percent for purposes of the foregoing sentence is 95 percent. The Committee may change the Designated Percent for any Offering Period but in no event shall the Designated Percent be less than 85 percent.
     6.2 Calendar Year $25,000 Limit. Notwithstanding anything else contained herein, no Employee may be granted an Option for any Offering Period which permits such Employee’s rights to purchase Common Stock under this Plan and any other qualified employee stock purchase plan (within the meaning of Code Section 423) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock for each calendar year in which an Option is outstanding at any time. For purposes of this Section, Fair Market Value shall be determined as of the Offering Date.
ARTICLE VII
PURCHASING COMMON STOCK
     7.1 Participant’s Contribution and Stock Accounts.
     (a) Contribution Account. The Administrator shall establish a book account in the name of each Participant for each Offering Period, which shall be the Participant’s Contribution Account. As discussed in Section 7.2 below, a Participant’s payroll deductions shall be credited to the Participant’s Contribution Account, without interest, until such cash is withdrawn, distributed, or used to purchase Common Stock as described below. All cash received or held by the Company under the Plan may be used by the Company for any corporate purpose. The Company shall not be obligated to segregate any assets held under the Plan.
     (b) Stock Account and Registration of Shares. At the election of the Administrator, shares of Common Stock acquired upon exercise of an Option may be (i) registered in book entry form on the registration books maintained by the Company’s transfer agent, (ii) certificated in the name of the Company and held by the Company as the nominee for the Participant, or (iii) registered in book-entry form in an account established on behalf of the Participant with a third-party brokerage firm. These shares shall be credited to the Participant’s Stock Account. A Participant shall have all ownership rights as to the shares credited to his or her Stock Account, and the Company shall have no ownership or other rights of any kind with respect to any such certificates or the shares represented thereby. The Company may enter into an arrangement with one or more third-party firms to administer the Stock Accounts of Participants.

     7.2 Payroll Deductions; Dividends.
     (a) Payroll Deductions. By submitting a Request Form at any time before an Offering Period in accordance with rules adopted by the Administrator, an Eligible Employee may authorize a payroll deduction to purchase Common Stock under the Plan for any Offering Period. The payroll deduction shall be effective on the first pay period during the Offering Period commencing after receipt of the Request Form by the Administrator. The payroll deduction shall be in any percentage up to a maximum of ten percent (10%) of such Employee’s Compensation payable each pay period, and at any other time an element of Compensation is payable. Notwithstanding the foregoing, the Committee may impose a maximum dollar limit for payroll deductions in any one Offering Period, subject to Section 6.2. Until otherwise provided by the Committee, the maximum payroll deduction under the Plan by a Participant shall be $3,750 per quarterly Offering Period (the maximum payroll deduction for the first Offering Period shall be $7,500).
     (b) Dividends. Cash or stock dividends paid on Common Stock which is credited to a Participant’s Stock Account as of the dividend payment date may, at the election of the Company, be automatically reinvested in shares of Common Stock and credited to the Participant’s Stock Account or paid or distributed to the Participant as soon as practicable.
     7.3 Automatic Exercise. Unless the cash credited to a Participant’s Contribution Account is withdrawn or distributed as provided in Article VIII, his or her Option shall be deemed to have been exercised automatically on each Purchase Date, for the purchase of the number of full shares of Common Stock which the cash credited to his or her Contribution Account at that time will purchase at the Purchase Price. If there is a cash balance remaining in the Participant’s Contribution Account at the end of an Offering Period representing the exercise price for a fractional share of Common Stock, such balance may be retained in the Participant’s Contribution Account for the next Offering Period, unless the Participant requests that it be refunded, without interest. Any other cash balance remaining in the Participant’s Contribution Account at the end of an Offering Period shall be refunded to the Participant, without interest. The amount of cash that may be used to purchase shares of Common Stock may not exceed the Compensation restrictions set forth in Section 7.2 or the applicable limitations of Sections 6.2 or 6.3.
     Except as provided in the preceding paragraph, if the cash credited to a Participant’s Contribution Account on the Purchase Date exceeds the applicable Compensation restrictions of Section 7.2 or exceeds the amount necessary to purchase the maximum number of shares of Common Stock available during the Offering Period under the applicable limitations of Section 6.2 or Section 6.3, such excess cash shall be refunded to the Participant, without interest. The excess cash may not be used to purchase shares of Common Stock nor retained in the Participant’s Contribution Account for a future Offering Period.
     Each Participant shall receive a statement on not less than an annual basis indicating the number of shares credited to his or her Stock Account, if any, under the Plan.
     7.4 Listing, Registration, and Qualification of Shares. The granting of Options for, and the sale and delivery of, Common Stock under the Plan shall be subject to the effecting by the Company of any listing, registration, or qualification of the shares subject to that Option upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body deemed necessary or desirable for the issuance or purchase of the shares covered.
ARTICLE VIII
DISCONTINUANCE, WITHDRAWALS AND DISTRIBUTIONS
     8.1 Discontinuance. A Participant may discontinue participation in an Offering Period and thereby discontinue his or her payroll deductions for an Offering Period by filing a new Request Form with the Administrator requesting a refund of amounts accumulated in his or her Contribution Account. This discontinuance shall be effective as soon as practicable, typically on the first pay period commencing at least 15 days after receipt of the Request Form by the Administrator. A Participant who discontinues his or her participation for an Offering Period may not resume participation in the Plan until the second following Offering Period (i.e., he or she may not participate in the Offering Period immediately following the one from which he or she discontinued participation).
     Any amount held in the Participant’s Contribution Account for an Offering Period after the effective date of the discontinuance of his or her participation will, at the election of the Participant, be—
     (a) returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant’s written request received by the Administrator at least 30 days before the next Purchase Date; or
     (b) if the Participant so requests or, in the absence of timely instructions from the Participant of a desire to receive cash under (a) above, held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 7.3.
     8.2 Withdrawal of Shares While Employed. A Participant may, while an Employee of the Company or any Subsidiary, withdraw certificates for any whole number of shares of Common Stock credited to his or her Stock Account at any time, upon 30 days’ written notice to the Administrator. If a Participant requests a distribution of only a portion of the shares of Common Stock credited to his or her Stock Account, the Administrator will distribute the oldest securities held in the Participant’s Stock Account first, using a first in-first out methodology. The Administrator may at any time distribute certificates for some or all of the shares of Common Stock credited to a Participant’s Stock Account, whether or not the Participant so requests.
     8.3 Leave of Absence; Transfer to Ineligible Status. If a Participant either begins a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is no longer eligible to participate in the Plan, the Participant shall cease to be eligible for payroll deductions to his or her Contribution Account pursuant to Section 7.2. The cash balance then credited to the Participant’s Contribution Account shall, at the election of the Participant, be—
     (a) returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant’s written request received by the Administrator at least 30 days before the next Purchase Date; or

     (b) if the Participant so requests or, in the absence of timely instructions from the Participant of a desire to receive cash under (a) above, held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 7.3.
     If the Participant returns from the leave of absence before being deemed to have ceased employment with the Employer under Section 4.3, or again becomes eligible to participate in the Plan, the Request Form, if any, in effect immediately before the leave of absence or disqualifying change in employment status shall be deemed void and the Participant must again complete a new Request Form to resume participation in the Plan.
     8.4 Termination of Employment for Reasons Other Than Death. If a Participant terminates employment with the Company and its Subsidiaries for reasons other than death, the cash balance in the Participant’s Contribution Account shall be returned to the Participant in cash, without interest, as soon as practicable. Certificates for the largest whole number of shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, together with cash for any remaining balance.
     8.5 Death. In the event a Participant dies, the cash balance in his or her Contribution Account shall be distributed to the Participant’s estate, in cash, without interest, as soon as practicable. Certificates for the largest whole number of shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, together with cash for any remaining balance.
ARTICLE IX
AMENDMENT AND TERMINATION
     9.1 Amendment. The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall:
     (a) affect any right or obligation with respect to any grant previously made, unless required by law or deemed by the Committee to be necessary or desirable in order to enable the Company to comply with applicable securities laws or regulations, or
     (b) unless previously approved by the stockholders of the Company, where such approval is necessary to satisfy applicable securities laws, the Code, or rules of any stock exchange on which the Company’s Common Stock is listed:
     (1) in any manner materially affect the eligibility requirements set forth in Sections 4.1 and 4.3, or change the definition of Employer as set forth in Section 2.12, or
     (2) increase the number of shares of Common Stock subject to any options issued to Participants (except as provided in Sections 5.2 and 5.3).
     9.2 Termination. The Plan will continue into effect for a term of ten years from the Effective Date unless earlier terminated by the Committee. The Committee may terminate the Plan at any time in its sole and absolute discretion. The Plan shall be terminated by the Committee if at any time the number of shares of Common Stock authorized for purposes of the

Plan is not sufficient to meet all purchase requirements, except as specified in Section 5.1.
     Upon termination of the Plan, the Administrator shall give notice thereof to Participants and shall terminate all payroll deductions. Cash balances then credited to Participants’ Contribution Accounts shall be distributed as soon as practicable, without interest.
ARTICLE X
MISCELLANEOUS
     10.1 Registration and Expenses. Whether registered in book entry form or represented in certificate form as provided in Section 7.1(b), shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant or, if the Participant so indicates on the Request Form, (a) in the Participant’s name jointly with a member of the Participant’s family, with the right of survivorship, (b) in the name of a custodian for the Participant (in the event the Participant is under a legal disability to have stock issued in the Participant’s name), (c) in a manner giving effect to the status of such shares as community property, or (d) in street name for the benefit of any of the above with a broker designated by the Participant. No other names may be included in the Common Stock registration. The Company shall pay all issue or transfer taxes with respect to the issuance of shares of such Common Stock or the initial transfer of such shares to a brokerage account designated by the Company, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or initial transfer. Once the shares have been issued to the Participant or initially transferred to such brokerage account on behalf of the Participant, the Company shall bear no expense for further transfers or sale of the shares.
     10.2 Employment Rights. Neither the establishment of the Plan, nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Company or any Subsidiary or to interfere with the right of the Company or any Subsidiary to discharge any Employee or otherwise modify the employment relationship at any time.
     10.3 Tax Withholding. The Administrator may make appropriate provisions for withholding of federal, state, and local income taxes, and any other taxes, from a Participant’s Compensation to the extent the Administrator deems such withholding to be legally required.
     10.4 Rights Not Transferable. Rights and Options granted under this Plan are not transferable by the Participant other than by will or by the laws of descent and distribution and are exercisable only by the Participant during his or her lifetime.
     10.5 No Repurchase of Stock by Company. The Company is under no obligation to repurchase from any Participant any shares of Common Stock acquired under the Plan.
     10.6 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except to the extent such laws are preempted by the laws of the United States.
     10.7 Indemnification. To the extent allowable under applicable law, each member of the Committee and officers and employees of the Company shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense (including, but not limited to, attorneys fees) that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
     The foregoing is hereby acknowledged as being the LHC Group, Inc. 2006 Employee Stock Purchase Plan as adopted by the Board on November 29, 2005 for submission to the stockholders for approval on June 13, 2006.

LHC GROUP, INC.
By:
R. Barr Brown
Senior Vice President and Chief Financial Officer